Amplify Digital & Online Trading ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 98.5%
Digital Asset Capital Markets - 16.0%
BC Technology Group Ltd. (a)	1,500	$1,731
Coinbase Global, Inc. - Class A (a)	176	33,467
Galaxy Digital Holdings Ltd. (a)	790	10,504
Moneylion, Inc. (a)	4,227	10,863
Silvergate Capital Corp. (a)	158	17,023
Voyager Digital Ltd. (a)	1,467	11,881
		85,469
E-Broker - 57.5%
flatexDEGIRO AG (a)	855	16,198
Futu Holdings Ltd. - ADR (a)	517	22,360
IG Group Holdings PLC	2,458	26,877
Interactive Brokers Group, Inc.	369	25,162
KGI Securities Thailand PCL	25,600	5,113
Matsui Securities Co. Ltd.	1,800	12,466
Monex Group, Inc.	2,400	11,873
Robinhood Markets, Inc. - Class A (a)	1,700	24,055
SoFi Technologies, Inc. (a)	2,780	34,694
Swissquote Group Holding SA	106	17,715
The Charles Schwab Corp.	622	54,550
Up Fintech Holding Ltd. - ADR (a)	2,689	11,509
XP, Inc. - Class A (a)	1,285	42,803
X-Trade Brokers Dom Maklerski SA (b)	526	2,129
		307,504
Market Makers - 7.6%
Flow Traders (b)	508	19,681
Virtu Financial, Inc. - Class A	680	21,032
		40,713
Trading Platform - 17.4%
CMC Markets PLC (b)	2,484	7,665
MarketAxess Holdings, Inc.	126	43,404
Plus500 Ltd.	894	17,632
Tradeweb Markets, Inc. - Class A	290	24,583
		93,284
Total Common Stocks (Cost $619,450)		526,970

MONEY MARKET FUNDS - 0.2%
Invesco Government & Agency Portfolio - Institutional Class - 0.03% (c)	1,033	1,033
Total Money Market Funds (Cost $1,033)		1,033
Total Investments - 98.7%
(Cost $620,483)		$528,003

Percentages are based on Net Assets of $535,102.
ADR -	American Depositary Receipt
(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities, according to the Fund’s liquidity guidelines. At January 31, 2022 the value of these securities amounted to $29,475 or 5.5% of net assets.

(c)	Seven-day yield as of January 31, 2022.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the period ended January 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended January 31, 2022, there have been no significant changes to the Fund's fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last price.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of January 31, 2022:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$526,970
Money Market Funds	1,033
Total Level 1	528,003
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$528,003

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended January 31, 2022, there were no transfers into or out of Level 3 for the Fund.